FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS [Text Block]
NOTE 3:-	FINANCIAL INSTRUMENTS

a.	Financial instruments are measured either at fair value or at amortized cost. The table below lists the valuation methods used to determine fair value of each financial instrument.

Financial Instruments Measured at Fair Value	Fair Value Method

Liability for Warrants *) Investment in affiliates	Black & Scholes model (Level 3 category) Market comparable (Level 3 category)

Management believes that the carrying amount of cash and cash equivalents, trade receivables, other accounts receivable, trade payables, bank loans and credit facility, other account payables and accrued expenses and accrued purchase consideration payable approximate their fair value due to the short-term maturities of these instruments.

*)
Finance (income) expenses include fair value adjustment of Warrants measured at fair value, which for the six months ended June 30, 2023 and 2022, amounted to $(3,304) and $(5,703) respectively.

Finance (income) expenses include fair value adjustment of Warrants measured at fair value, for the three months ended June 30, 2023 and 2022, amounted to $66 and $(3,028), respectively.

The Warrants fair value as of June 30, 2023 was measured using the Black & Scholes model with the following key assumptions:

	Issue date
	May 2023	February 2023	May 2021

Expected volatility	97%	104%	97%
Share price (Canadian Dollar)	1.22	1.22	1.22
Expected life (in years)	2.836	2.589	2.836
Risk-free interest rate	3.62%	3.70%	3.62%
Expected dividend yield	0%	0%	0%
Fair value:

Per Warrant (Canadian Dollar)	$0.613	$0.629	$0.237
Total Warrants (Canadian Dollar in thousands)	$302	$3,317	$70